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                                FORM 8-K/A NO. 2

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 29, 1995
                                                   ---------------

                               Thomas Group, Inc.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Texas
                                     -----
                 (State or Other Jurisdiction of Incorporation)

       0-22010                                            72-0843540
       --------                                           ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

5215 N. O'Connor Blvd., Suite 2500
- ----------------------------------
          Irving, Texas                                               75039
          -------------                                               -----
(Address of Principal Executive Offices)                            (Zip Code)

                                 (214) 869-3400
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On August 29, 1995, Thomas Group, Inc. (the "Company") acquired substantially all of the assets of Interlink Technologies, Inc. ("Interlink"), a Toledo, Ohio based company specializing in process control software solutions. The Company used existing cash balances to pay the $1,500,000.00 purchase price, which was negotiated with the principal stockholders of Interlink.

The assets acquired include existing client contracts, computer hardware, inventories of software, and all intellectual property of Interlink. The assets acquired were used in Interlink's core business: the provision of paperless warehouse and distribution systems, including software packages, customization, installation and training services. The Company intends to continue to utilize the purchased assets as part of Interlink's business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Filed as part of this report are the following financial statements and pro forma financial information:

99.1 Audited Financial Statements of Interlink Technologies, Inc. as of and for the Periods Ended August 31, 1994 and 1993.

99.3 Pro Forma Consolidated Balance Sheet (Unaudited) of Thomas Group, Inc. as of June 30, 1995.

99.4 Pro Forma Consolidated Statements of Operations (Unaudited) of Thomas Group, Inc. for the Year Ended December 31, 1994 and for the Six Months Ended June 30, 1995.

99.5 Unaudited Statements of Operations of Interlink Technologies, Inc. for the Ten Months Ended June 30, 1995 and June 30, 1994.

99.6 Unaudited Statements of Cash Flows of Interlink Technologies, Inc. for the Ten Months Ended June 30, 1995 and June 30, 1994.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Thomas Group, Inc.
                                            (Registrant)

Date:  July 19, 1996                    By: /s/ PHILIP R. THOMAS
                                           -------------------------
                                            (Signature)


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                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS

            Exhibit Number                         Description
            --------------                         -----------
                 99.1                  Audited Financial Statements of
                                       Interlink Technologies, Inc. as of
                                       and for the Periods Ended August
                                       31, 1994 and 1993.

                 99.3                  Pro Forma Consolidated Balance
                                       Sheet (Unaudited) of Thomas Group,
                                       Inc. as of June 30, 1995

                 99.4                  Pro Forma Consolidated Statements
                                       of Operations (Unaudited) of
                                       Thomas Group, Inc. for the Year
                                       Ended December 31, 1994 and for
                                       the Six Months Ended June 30, 1995

                 99.5                  Unaudited Statements of Operations
                                       of Interlink Technologies, Inc.
                                       for the Ten Months Ended June 30,
                                       1995 and June 30, 1994

                 99.6                  Unaudited Statements of Cash Flows
                                       of Interlink Technologies, Inc.
                                       for the Ten Months Ended June 30,
                                       1995 and June 30, 1994